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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               February 10, 1999


                AmeriCredit Automobile Receivables Trust 1999-A
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)

      United States                   333-63565               88-0359494
-----------------------------   ---------------------   ----------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
   of Incorporation)                 File Number)          Identification No.)
c/o AmeriCredit Financial                                     76107
     Services, Inc.                                       ----------------
Attention: Chris A. Choate                                  (Zip Code)
   200 Bailey Avenue
   Fort Worth, Texas
------------------------
 (Address of Principal
   Executive Offices)


       Registrant's telephone number, including area code (817) 882-7000
                                                          ---------------
         (Former name or former address, if changed since last report)

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  Item 5.  Other Events
           ------------

           In connection with the offering of AmeriCredit Automobile Receivables Trust 1999-A Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


  Item 7.  Financial Statements, Pro Forma Financial
           Information and Exhibits.
           -----------------------------------------

  (a)  Not applicable

  (b)  Not applicable

  (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                       2
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AMERICREDIT AUTOMOBILE RECEIVABLES
                        TRUST 1999-A

                        By:  AmeriCredit Financial Services, Inc., as Servicer


                             By:/s/ Chris A. Choate
                                -------------------
                                Name:   Chris A. Choate
                                Title:  Senior Vice President,
                                        Secretary and General Counsel



Dated:  February 11, 1999

                                       3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------

99.1 Related Computational Materials (as defined in Item 5 above) distributed by Credit Suisse First Boston Corporation, Chase Securities Inc., Bear, Stearns & Co. and NationsBanc Montgomery Securities LLC

                                       4
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                                                                    EXHIBIT 99.1
                                                                    ------------

                                       5